                                                                    EXHIBIT 99.1
FOR IMMEDIATE RELEASE

CONTACT: ALAN MINKER
         Sr. Vice President/Chief Financial Officer
         (248) 712-7007

FRANKS NURSERY ANNOUNCES THIRD QUARTER RESULTS

TROY, MICHIGAN, December 11, 2003 -- Frank's Nursery & Crafts, Inc. (OTC: FNCN) today reported a net loss of $14.5 million for the twelve weeks ended November 2, 2003 compared to a net loss of $16.0 million for the twelve weeks ended November 3, 2002. The Company reported a net loss before reorganization items and income taxes of $10.5 million for the forty weeks ended November 2, 2003 compared to a net loss before reorganization items and income taxes of $38.8 million for the forty weeks ended November 3, 2002.

Net sales for the twelve weeks ended November 2, 2003 were $40.3 million compared to $39.6 million for the corresponding period in 2002, a comparable store increase of 1.7%

Net sales for the forty weeks ended November 2, 2003 were $248.3 million compared to $239.7 million for the corresponding period in 2002, a comparable store increase of 3.6%.

Additionally, Franks Nursery and Congress Financial have entered into an amendment to the current revolving credit facility which will eliminate the accounts payable to inventory ratio covenant through the rest of this fiscal year. The amendment also provides for the accounts payable to inventory ratio covenant to be reset for the accounting periods in the fiscal year ended January 30, 2005.


Franks Nursery is the nation's largest lawn and garden specialty retailer and operates 170 stores in 14 states. Franks Nursery is also a leading retailer of indoor garden products and accessories, including silk floral arrangements, as well as Christmas decor merchandise.

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors detailed in the Company's filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company's merchandise mix and retail locations, unseasonable weather, risks associated with foreign global sourcing, including political instability and changes in import regulations, economic conditions worldwide, and the ability of the Company to execute its business plans effectively. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligations to update forward-looking statements, whether as a result of new information, future events, or otherwise.


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                         FRANK'S NURSERY & CRAFTS, INC.
                                 BALANCE SHEETS
                      (in thousands, except for par value)

                                                              November 2,    November 3,     January 26,
                                                                 2003           2002            2003
                                                              ---------       ---------       ---------
ASSETS                                                        (Unaudited)    (Unaudited)
                                                                               Restated       Restated
Current assets:
  Cash and cash equivalents                                   $   2,099       $   2,570       $   3,068
  Accounts receivable, net                                        1,235           2,199           1,218
  Merchandise inventory                                          70,452          62,096          39,050
  Assets to be disposed of                                            -           2,131             200
  Prepaid expenses and other current assets                       4,556           5,917           4,173
                                                              ---------       ---------       ---------
Total current assets                                             78,342          74,913          47,709

Property, plant and equipment, net                               56,754          54,561          56,102
Other assets and deferred charges                                 3,738           4,225           3,616
                                                              ---------       ---------       ---------
Total assets                                                  $ 138,834       $ 133,699       $ 107,427
                                                              =========       =========       =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY

Current liabilities:
  Accounts payable                                            $  30,661       $  33,289       $  18,009
  Accrued expenses                                               19,138          19,671          16,402
  Accrued expense payables pre-petition                           1,100           2,520           1,902
  Revolving credit facility                                      21,559          16,298               -
  Revolving credit facility - related party                      20,000               -          15,250
  Current portion of long term debt                               1,569           1,806           1,685
                                                              ---------       ---------       ---------
Total current liabilities                                        94,027          73,584          53,248

Long-term debt:
  Senior debt, less current portion                              24,066          26,389          24,730
  Term Loan - related party, net of unamortized discount         17,543          17,360          16,323
                                                              ---------       ---------       ---------
Total long-term debt                                             41,609          43,749          41,053

Other liabilities                                                 3,914           3,452           3,334

Shareholders' (deficit) equity:
  Preferred stock $.001 par value,                                    -               -               -
    10,000,000 shares authorized, none issued
  Common stock $.001 par value,                                      20              20              20
    50,000,000 shares authorized, 16,926,957 shares
    issued and outstanding and 3,073,043 shares
    to be issued
  Additional paid-in-capital                                     27,457          26,100          27,457

  Accumulated deficit                                           (28,193)        (13,206)        (17,685)
                                                              ---------       ---------       ---------
Total shareholders' (deficit) equity                               (716)         12,914           9,792
                                                              ---------       ---------       ---------
Total liabilities and shareholders' (deficit) equity          $ 138,834       $ 133,699       $ 107,427
                                                              =========       =========       =========

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                         FRANK'S NURSERY & CRAFTS, INC.
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Twelve Weeks   Twelve Weeks
                                                                Ended          Ended
                                                              November 2,    November 3,
                                                                 2003           2002
                                                               --------       --------
                                                                              Restated
NET SALES                                                      $ 40,284       $ 39,612

OPERATING COSTS AND EXPENSES:
       Cost of goods sold, including buying and occupancy        34,532         34,575
       Selling, general, and administrative                      17,850         17,278
       Restructuring charges                                          -          2,000
                                                               --------       --------
         Total operating costs and expenses                      52,382         53,853
                                                               --------       --------

LOSS FROM OPERATIONS                                            (12,098)       (14,241)

OTHER INCOME (EXPENSE):
       Interest expense and amortization of debt costs           (2,258)        (1,811)
       Sundry (expense) income                                      (98)            93
                                                               --------       --------
         Total other expense                                     (2,356)        (1,718)
                                                               --------       --------

LOSS BEFORE INCOME TAXES                                        (14,454)       (15,959)
                                                               --------       --------
NET LOSS                                                       $(14,454)      $(15,959)
                                                               ========       ========
LOSS PER SHARE -- BASIC                                        $  (0.72)      $  (0.80)
                                                               ========       ========
LOSS PER SHARE -- DILUTED                                      $  (0.72)      $  (0.80)
                                                               ========       ========
WEIGHTED AVERAGE SHARES OUTSTANDING -- BASIC                     20,000         20,000
                                                               ========       ========
WEIGHTED AVERAGE SHARES OUTSTANDING -- DILUTED                   20,000         20,000
                                                               ========       ========

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                         FRANK'S NURSERY & CRAFTS, INC.
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                 Forty Weeks       Twenty-four    Sixteen Weeks
                                                                                    Ended          Weeks Ended        Ended
                                                                                 November 2,       November 3,        May 19,
                                                                                    2003              2002              2002
                                                                                 -----------       -----------    -------------
                                                                                 (Successor)       (Successor)    (Predecessor)
                                                                                                    Restated       Restated (1)
NET SALES                                                                          $ 248,324       $ 128,682       $ 110,992

OPERATING COSTS AND EXPENSES:
       Cost of goods sold, including buying and occupancy                            181,486          99,221          80,756
       Selling, general, and administrative                                           69,704          38,031          31,490
       Restructuring charges                                                             893           1,397          21,839
                                                                                   ---------       ---------       ---------
         Total operating costs and expenses                                          252,083         138,649         134,085
                                                                                   ---------       ---------       ---------

LOSS FROM OPERATIONS                                                                  (3,759)         (9,967)        (23,093)

OTHER INCOME (EXPENSES):
       Interest expense (contractual interest of $6,210 for the sixteen weeks         (6,881)         (3,397)         (2,583)
        ended May 19, 2002) and amortization of debt costs
       Sundry income                                                                     132             158             109
                                                                                   ---------       ---------       ---------
         Total other expenses                                                         (6,749)         (3,239)         (2,474)
                                                                                   ---------       ---------       ---------

LOSS BEFORE REORGANIZATION ITEMS AND INCOME TAXES                                    (10,508)        (13,206)        (25,567)
REORGANIZATION ITEMS:
       Gain on cancellation of pre-petition liabilities                                    -               -         184,954
       Fresh start adjustments                                                             -               -             324
       Extinguishment of debt                                                              -               -          (1,439)
                                                                                   ---------       ---------       ---------
         Total reorganization items                                                        -               -         183,839
                                                                                   ---------       ---------       ---------
NET (LOSS) EARNINGS                                                                $ (10,508)      $ (13,206)      $ 158,272
                                                                                   =========       =========       =========

LOSS PER SHARE -- BASIC                                                            $   (0.53)      $   (0.66)
                                                                                   =========       =========
LOSS PER SHARE -- DILUTED                                                          $   (0.53)      $   (0.66)
                                                                                   =========       =========
WEIGHTED AVERAGE SHARES OUTSTANDING -- BASIC                                          20,000          20,000
                                                                                   =========       =========
WEIGHTED AVERAGE SHARES OUTSTANDING -- DILUTED                                        20,000          20,000
                                                                                   =========       =========

(1) The sixteen weeks ended May 19, 2002 have been restated to reflect a reorganization item for extinguishment of debt of $1,439 belonging to the Predecessor.


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